UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-09901

Hillview Investment Trust II
(Exact name of registrant as specified in charter)

c/o PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(Address of principal executive offices) (Zip code)

Joseph A. Bracken
700 The Times Building
Ardmore, PA 19003
(Name and address of agent for service)

registrant's telephone number, including area code:  484-708-4720

Date of fiscal year end:  June 30

Date of reporting period:  June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

HILLVIEW INVESTMENT TRUST II

ALPHA FUND

INTERNATIONAL ALPHA FUND

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

ANNUAL REPORT

June 30, 2005

This report has been prepared for current shareholders of the Hillview Investment Trust II. It is not authorized for distribution to prospective investors unless accompanied or preceded by the current prospectus. Investors are reminded to carefully read the prospectus before investing. Shares of the funds are distributed by PFPC Distributors, Inc., 760 Moore Rd., King of Prussia, PA 19406.

The Hillview International Alpha Fund invests primarily in the stocks of companies in countries outside of the United States. Foreign securities may involve special risks, such as currency fluctuation, lack of market liquidity, and political and economic instability.

The REMS Real Estate Value-Opportunity Fund invests primarily in equity securities of companies principally engaged in the real estate industry and other real estate related investments. Real estate securities may involve special risks, such as declining real estate values and rising interest rates. The fund may use leverage and engage in short sales, both of which can increase volatility of the fund’s return. The fund is “non-diversified” under the Investment Company Act of 1940, which means a single portfolio holding may have a greater impact upon the fund’s net asset value than it would in a “diversified” fund.

HILLVIEW INVESTMENT TRUST II

We are pleased to present the June 30, 2005 Annual Report for the Hillview Investment Trust II.

The Hillview Investment Trust II (the “Trust”), a diversified open-end investment management company, was organized by Hillview Capital Advisors, LLC (“Hillview Advisors”) to provide the actively managed component of its clients’ equity portfolios. The Trust currently consists of three separate funds.

Hillview Alpha Fund (“Alpha Fund”) For the fiscal year ended June 30, 2005 the Alpha Fund produced a solid return of 8.59%, outperforming the S&P 500 which returned 6.30% but underperforming the Wilshire 4500 which returned 13.49%. While we were satisfied with a return that was just about in line with where we suspected equity returns would fall for the year, the return hardly tells the underlying story of rapid rotation between growth and value, large cap and small cap and positive to negative returns on a quarter to quarter basis. For the first half of the fiscal year (July-December 04) we saw our value managers produce strong returns: Harris was up 12.5%, Pzena was up 11.5% and Ironwood was up nearly 10%. Growth managers, for this period of time were both up in the neighborhood of 7 to 7.5%. All of our mangers equaled or beat the S&P 500 for the half. Pzena and Harris both outperformed the Wilshire 4500 return of 11.5% for the half. The second half of the fiscal year was quite a different story. From the period covering January through June 05, our value managers were in negative territory (although Pzena and Ironwood still beat the S&P 500) and our growth managers were positive: Frontier was up 2.9% and Century was up 3.7%. Both outperformed the Wilshire 4500 return for the half of 1.8%. To further demonstrate the volatility of quarterly returns for the year, Harris was the best performing manager for the first half of the year and the worst performer, off 4.1% for the second half. For the full year, Century Capital was the best performing among the managers with a return of 11.2% -- slightly trailing the 13.5% return of the Wilshire 4500, but nearly doubling the return of the S&P 500. Most definitely a tale of two halves.

Hillview International Alpha Fund  (“International Alpha Fund”) turned in strong absolute performance of 11.52%, but underperformed the benchmark for the full fiscal year. EAFE & EM was up 16.2% and EAFE was up 14.1% for the fiscal year - the difference between the two benchmarks being the extremely impressive performance of Emerging Markets, up 35%. The primary reason that the Fund trailed the benchmark for the year was the relatively weak return of BPI, up 9%. The developed international markets mirrored the US trend of value producing a very strong return for the year - the MSCI World ex US Value benchmark was up 17.3%. Harris, the Fund’s most value-oriented manager was up over 22% for the same period of time. Pinnacle, the Fund’s more growth-oriented firm was up nearly 11%. Again, in a pattern similar to the US, managers with more of a growth tilt began to outperform value managers for the final quarter of the fiscal year; the Fund reflected this trend with Pinnacle, up 3%, outperforming Harris, up 1.7% with the benchmark being slightly negative for this same period of time - off 0.2%.

As mentioned in previous communications, BPI was terminated from the fund for both performance as well as organizational concerns. Rather than replacing BPI, we chose to distribute the proceeds of the transaction to the two remaining managers bringing them both into fairly equally weighted positions.

REMS Real Estate Value Opportunity Fund (“Real Estate Fund”) enjoyed another positive return of 19.26% for this fiscal year. This is particularly noteworthy following an 18.1% return from fiscal year 2004. This strong absolute return did, however, lag the return of the NAREIT Equity Index of 32.66% for the same period. Again, as in the general equity market, the strong yearly returns masked quarterly volatility to a large degree. For the last several quarters, this Fund has been positioned to participate in up markets, but preserve capital in negative markets. This positioning proved to be quite well in 1Q05 when the NAREIT Index was off by 7.1% but the Fund was only off by 1.8%. As volatility, higher REIT valuations and lower relative yields continue to be part of investing in this area, a number of strategy changes have been implemented during the year. Portfolio exposure to high profile REIT index drivers has been reduced, REIT preferreds have been substituted for yield and stability, select real estate operating companies have been introduced for value and a short position has been taken in order to further hedge real estate index volatility. Hopefully, this strategy will be not only a defensive, but a profitable one as well going forward.

As indicated in the Notes to Financial Statements section of this report, the Alpha Fund and International Alpha Fund are expected to be liquidated and dissolved by November 30, 2005, and in early September, the Board will consider a proposal to reorganize the Real Estate Fund as a series of another registered investment company. A separate communication regarding these transactions will be mailed shortly.

Sincerely,

David Spungen
President

Hillview Alpha Fund

Comparison of change in value of $10,000 investment in Hillview Alpha Fund (1)(2) vs. the S&P 500(3), and the Wilshire 4500 Index.

TOTAL RETURNS (4)
	Value on	One Year Ended	Average Annual
	June 30, 2005	June 30, 2005	Since Inception(5)
			(Unaudited)
Hillview Alpha Fund	$10,835	8.59%	1.67%

S&P 500 Index	$ 8,544	6.30%	(3.21)%
Wilshire 4500 Index	$10,020	13.49%	0.04%

The performance shown is historical and it does not guarantee future results. Current performance may be lower or higher. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns current to the most recent month-end may be obtained by calling (888) 342-6280.

(1)
The chart assumes a hypothetical $10,000 initial investment in the Fund on September 1, 2000. Investors should note that the Fund is an actively managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for direct investment.

(2)
Hillview Advisors waived all of its advisory fees and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any. Total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions.

(3)	Index is presented for general comparative purposes. (Unaudited)
(4)	The total returns shown and the values appearing in the chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(5)	For the period September 1, 2000 (Commencement of Operations) through June 30, 2005.

Hillview Alpha Fund

Comparison of change in value of $10,000 investment in Hillview International Alpha Fund(1)(2) vs. MSCI EAF + Emerging Markets Index.

TOTAL RETURNS (3)
	Value on June 30, 2005	One Year Ended June 30, 2005	Average Annual Since Inception(4)
			(Unaudited)
Hillview International Alpha Fund	$10,633	11.52%	1.28%

MSCI EAFE + Emerging Markets Index	$10,667	16.24%	1.35%

The performance shown is historical and it does not guarantee future results. Current performance may be lower or higher. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns current to the most recent month-end may be obtained by calling (888) 342-6280.

(1)
The chart assumes a hypothetical $10,000 initial investment in the Fund on September 7, 2000. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for direct investment.

(2)
Hillview Advisors waived all of its advisory fees and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any. Total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions.

(3)	The total returns shown and the values appearing in the chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(4)	For the period September 7, 2000 (Commencement of Operations) through June 30, 2005.

Hillview Alpha Fund

Comparison of change in value of $10,000 investment in REMS Real Estate Value-Opportunity Fund (1)(2) vs. the NAREIT Equity Index.

TOTAL RETURNS (3)
	Value on	One Year Ended	Average Annual
	June 30, 2005	June 30, 2005	Since Inception(4)
			(Unaudited)
REMS Real Estate Value-Opportunity Fund	$15,262	19.26%	18.13%

NAREIT Equity Index	$19,434	32.66%	29.94%

The performance shown is historical and it does not guarantee future results. Current performance may be lower or higher. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns current to the most recent month-end may be obtained by calling (888) 342-6280.

(1)
The chart assumes a hypothetical $10,000 initial investment in the Fund on December 16, 2002. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for direct investment.

(2)
REMS Group agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include expense reimbursements, if any. Total returns would have been lower had there been no reimbursements of expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions.

(3)	The total returns shown and the values appearing in the chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(4)	For the period December 16, 2002 (Commencement of Operations) through June 30, 2005.

Hillview Investment Trust II
Fund Expense Examples

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the fiscal year ended June 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

Hillview Investment Trust II
Fund Expense Examples (Continued)
Hillview Alpha Fund

	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Six Months Ending June 30, 2005*
Actual	$1,000.00	$994.27	$6.58
Hypothetical (5% return before expenses)	$1,000.00	$1,018.12+	$6.68

Hillview International Alpha Fund

	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Six Months Ending June 30, 2005*
Actual	$1,000.00	$1,012.78	$7.79
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96+	$7.83

REMS Real Estate Value-Opportunity Fund

	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Six Months Ending June 30, 2005*
Actual	$1,000.00	$1,152.76	$13.13
Hypothetical (5% return before expenses)	$1,000.00	$1,011.84+	$12.95

* Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 06/30/05. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The expense ratio for the most recent fiscal half year may differ from the expense ratio based on one-year data in the Financial Highlights. The annualized expense ratios for the period were 1.33%, 1.56%, and 2.58%, for the Hillview Alpha Fund, Hillview International Alpha Fund and the REMS Real Estate Value-Opportunity Fund, respectively.

+ Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

HILLVIEW INVESTMENT TRUST II
Portfolio Holdings Summary Table (Unaudited)
June 30, 2005

HILLVIEW ALPHA FUND

Security Type/Industry Classification	% of Net Assets	Value

COMMON STOCKS
Medical Technologies	12.4%	$8,309,214
Finance & Financial Services	10.8%	7,206,449
Retail	8.6%	5,750,134
Insurance	7.6%	5,038,294
Publishing & Broadcasting	5.7%	3,817,454
Computer Software & Services	4.2%	2,811,055
Oil & Gas Exploration	3.8%	2,548,244
Electronic Components - Semiconductor	2.6%	1,761,227
Electrical Equipment	2.5%	1,679,678
Auto Parts & Accessories	2.4%	1,570,397
Cable Television	2.2%	1,486,670
Manufacturing	2.1%	1,388,448
Chemicals	2.0%	1,295,804
Steel Pipe & Tube	1.9%	1,294,032
Business Services	1.9%	1,276,004
Medical Management Services	1.8%	1,188,208
Internet Software & Content	1.7%	1,159,441
Consumer Products	1.7%	1,116,868
Telecommunications	1.6%	1,090,598
Industrial Specialties	1.6%	1,060,273
Data Services	1.5%	997,936
Office/Business Equipment	1.5%	997,017
Appliances	1.3%	885,139
Food & Beverages	1.3%	836,130
Travel, Leisure & Recreation	1.1%	714,861
Transportation	1.0%	678,405
Wire & Cable Products	0.9%	588,380
Building Products & Related	0.8%	555,405
Aerospace/Defense	0.8%	516,450
Entertainment	0.7%	486,087
Educational Services	0.7%	482,808
Mining	0.7%	479,541
Health Care Cost Containment	0.7%	466,570
Waste Management	0.7%	458,415
Distribution/Wholesale	0.4%	291,992
Containers/Packaging	0.4%	283,177
Commercial Services	0.4%	255,749
Environmental Services	0.2%	148,506
WARRANTS	0.0%	-
SHORT-TERM INVESTMENTS	5.5%	3,661,441
TOTAL INVESTMENTS	99.7%	$66,632,501
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3%	226,261
NET ASSETS	100.0%	$66,858,762

HILLVIEW INVESTMENT TRUST II
Portfolio Holdings Summary Table (Unaudited)
June 30, 2005

HILLVIEW INTERNATIONAL ALPHA FUND

Security Type/Country	% of Net Assets	Value

COMMON STOCKS
United Kingdom	15.7%	$5,471,430
Switzerland	11.0%	3,830,663
Ireland	8.0%	2,796,844
Germany	7.8%	2,730,411
Italy	7.4%	2,577,231
Australia	6.9%	2,415,569
France	6.8%	2,383,774
South Korea	6.3%	2,211,259
Netherlands	6.3%	2,189,375
Japan	4.4%	1,542,244
Norway	3.9%	1,359,555
Spain	3.4%	1,194,177
Singapore	2.2%	757,678
Austria	1.0%	338,641
Turkey	0.9%	313,986
Finland	0.7%	233,375
Denmark	0.6%	193,362
Cayman Islands	0.3%	86,810
FORWARD CONTRACTS	0.6%	192,277
SHORT-TERM INVESTMENTS	5.7%	1,990,849
RIGHTS	0.0%	9,967
TOTAL INVESTMENTS	99.9%	$34,819,477
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1%	33,776
NET ASSETS	100.0%	$34,853,253

Security Type/Industry	% of Net Assets	Value

COMMON STOCKS
Advertising	3.2%	$1,135,453
Aerospace/Defense	0.5%	189,168
Apparel & Textiles	0.7%	262,852
Auto & Trucks	5.1%	1,764,137
Building Products & Related	2.1%	723,703
Business Services	0.9%	300,892
Chemicals	4.6%	1,611,928
Commercial Services	0.7%	231,852
Computer Software & Services	2.4%	819,823
Construction/Building Materials	4.5%	1,567,801
Consulting Services	1.0%	348,341
Data Services	0.8%	288,199
Diversified Operations	2.3%	807,951
Electronics	0.6%	204,445
Entertainment	2.8%	988,337
Finance & Financial Services	14.5%	5,059,923
Food & Beverage	8.9%	3,107,439
Machinery	3.2%	1,119,078
Manufacturing	1.3%	459,137
Medical Equipment & Supplies	4.6%	1,589,276
Medical-Hospitals & Services	0.6%	195,230
Membership Organizations	1.7%	590,555
Office Supplies	1.8%	622,691
Oil & Gas	4.4%	1,554,243
Pharmaceuticals	4.5%	1,586,988
Real Estate-Commercial	1.2%	405,715
Retail	4.7%	1,636,502
Telecommunications	4.9%	1,695,781
Transportation	4.3%	1,492,345
Utilities	0.8%	266,599
FORWARD CONTRACTS	0.6%	192,277
SHORT-TERM INVESTMENTS	5.7%	1,990,849
RIGHTS	0.0%	9,967
TOTAL INVESTMENTS	99.9%	$34,819,477
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1%	33,776
NET ASSETS	100.0%	$34,853,253

HILLVIEW INVESTMENT TRUST II
Portfolio Holdings Summary Table (Unaudited)
June 30, 2005

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

Security Type/Industry	% of Net Assets	Value

LONG POSITIONS:
COMMON STOCKS
Diversified	17.9%	$7,687,639
Office Property	14.6%	6,291,681
Shopping Centers	13.4%	5,742,961
Hotels/Resorts	9.4%	4,047,653
Apartments	7.8%	3,350,297
Storage	2.9%	1,261,887
Regional Malls	2.6%	1,131,788
Manufactured Homes	2.6%	1,123,138
Health Care	2.6%	1,096,780
Real Estate Management	2.0%	867,341
Forestry	1.2%	517,208
PREFERRED STOCKS
Diversified	8.5%	3,669,519
Office Property	7.7%	3,306,964
Shopping Centers	3.4%	1,468,850
Regional Malls	3.2%	1,373,997
Hotels	2.8%	1,169,075
Mortgage	2.2%	943,930
Apartments	2.2%	938,550
Health Care	0.8%	354,384
Industrial Property	0.8%	345,054
TOTAL LONG POSITIONS:	108.6%	46,688,696
SECURITIES SOLD SHORT:
COMMON STOCKS
Exchange Traded Funds	-11.2%	(4,808,160)
Residential Construction	-2.1%	(898,557)
Regional Malls	-1.6%	(676,913)
Mortgage	-1.5%	(653,375)
Investment Management	-1.1%	(490,518)
Diversified	-0.5%	(228,514)
Apartments	-0.3%	(130,944)
TOTAL SECURITIES SOLD SHORT:	-18.3%	(7,886,981)

TOTAL INVESTMENTS	90.3%	$38,801,715
OTHER ASSETS IN EXCESS OF LIABILITIES	9.7%	4,172,675
NET ASSETS	100.0%	$42,974,390

HILLVIEW INVESTMENT TRUST II
ALPHA FUND
Portfolio of Investments
June 30, 2005

	SHARES	VALUE
COMMON STOCKS-94.2%

AEROSPACE/DEFENSE-0.8%
Boeing Co. (The)	7,825	$516,450

APPLIANCES-1.3%
Whirlpool Corp.	12,625	885,139

AUTO PARTS & ACCESSORIES-2.4%
Lear Corp.	23,650	860,387
Snap-on, Inc.	20,700	710,010
		1,570,397

BUILDING PRODUCTS & RELATED-0.8%
Technical Olympic USA, Inc.	22,875	555,405

BUSINESS SERVICES-1.9%
CDW Corp.	6,990	399,059
Marlin Business Services, Inc.*	19,700	395,970
Spherion Corp.*	72,875	480,975
		1,276,004

CABLE TELEVISION-2.2%
Digital Theater Systems, Inc.*	20,400	363,732
Liberty Media Corp., Class A*	110,200	1,122,938
		1,486,670

CHEMICALS-2.0%
Crompton Corp.	45,400	642,410
PolyOne Corp. *	98,700	653,394
		1,295,804

COMMERICAL SERVICES -0.4%
Providence Service Corp.*	10,300	255,749

COMPUTER SOFTWARE & SERVICES-4.2%
Ceridian Corp. *	24,700	481,156
Cognos, Inc.*	5,850	199,719
Computer Associates International, Inc.	16,496	453,310
Hewlett-Packard Co.	32,100	754,671
Hyperion Solutions Corp.*	7,300	293,752
InFocus Corp.*	19,700	81,558
Komag, Inc.*	7,700	218,449
Mercury Computer Systems, Inc.*	12,000	328,440
		2,811,055

CONSUMER PRODUCTS-1.7%
Jarden Corp.*	8,800	474,496
Playtex Products, Inc.*	59,700	642,372
		1,116,868

CONTAINERS/PACKAGING-0.4%
Crown Holdings, Inc.*	19,900	283,177
The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
ALPHA FUND
Portfolio of Investments (Continued)
June 30, 2005
	SHARES	VALUE

DATA SERVICES-1.5%
ChoicePoint, Inc.*	10,000	$400,500
Viad Corp.	21,081	597,436
		997,936

DISTRIBUTION/WHOLESALE-0.4%
ScanSource, Inc.*	6,800	291,992

EDUCATIONAL SERVICES-0.7%
Corinthian Colleges, Inc.*	14,300	182,611
Education Management Corp.*	8,900	300,197
		482,808

ELECTRICAL EQUIPMENT-2.5%
Itron, Inc.*	11,400	509,352
MagneTek, Inc.*	307,800	791,046
Quanta Services, Inc.*	43,100	379,280
		1,679,678

ELECTRONIC COMPONENTS--SEMICONDUCTOR-2.6%
Benchmark Electronics, Inc.*	12,900	392,418
MEMC Electronic Materials, Inc.*	21,700	342,209
Photon Dynamics, Inc.*	34,400	708,984
PMC-Sierra, Inc.*	11,800	110,094
SpatiaLight, Inc.*	36,600	207,522
		1,761,227

ENTERTAINMENT-0.7%
Scientific Games Corp., Class A*	18,050	486,087

ENVIRONMENTAL SERVICES-0.2%
Bennett Environmental, Inc. *	46,700	148,506

FINANCE & FINANCIAL SERVICES-10.8%
Alliance Data Systems Corp.*	11,600	470,496
CIT Group, Inc.	15,250	655,292
Citizens First Bancorp, Inc.	31,500	650,475
Encore Capital Group, Inc.*	19,600	333,200
Fannie Mae	24,500	1,430,800
First Community Bankcorp	10,510	499,225
Freddie Mac	12,475	813,744
Legg Mason, Inc.	5,550	577,810
MoneyGram International, Inc.*	17,025	325,518
PMI Group, Inc. (The)	5,500	214,390
TNS, Inc.*	9,600	224,352
Washington Mutual, Inc.	24,850	1,011,147
		7,206,449

FOOD & BEVERAGES-1.3%
Diageo plc ADR	14,100	836,130

HEALTH CARE COST CONTAINMENT-0.7%
Caremark RX, Inc. *	10,480	466,570

INDUSTRIAL SPECIALTIES-1.6%
NCI Building Systems, Inc.*	20,050	657,640
RPM International, Inc.	22,050	402,633
		1,060,273

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
ALPHA FUND
Portfolio of Investments (Continued)
June 30, 2005

	SHARES	VALUE

INSURANCE-7.6%
Allmerica Financial Corp.*	17,300	$641,657
Aon Corp.	19,125	478,890
Assurant, Inc.	8,630	311,543
CIGNA Corp.	5,575	596,692
IPC Holdings, Ltd.	21,575	854,801
MetLife, Inc.	20,250	910,035
Platinum Underwriters Holdings, Ltd.	14,550	462,981
Torchmark Corp.	14,975	781,695
		5,038,294

INTERNET SOFTWARE & CONTENT-1.7%
Check Point Software Technologies, Ltd.*	9,930	196,614
j2 Global Communications, Inc.*	7,470	257,267
SafeNet, Inc.*	13,000	442,780
WebEx Communications, Inc.*	9,950	262,780
		1,159,441

MANUFACTURING-2.1%
Harman International Industries, Inc.	3,100	252,216
Material Sciences Corp.*	45,950	669,032
Tyco International, Ltd.	16,000	467,200
		1,388,448

MEDICAL MANAGEMENT SERVICES-1.8%
American Healthways, Inc.*	5,230	221,072
Apria Healthcare Group, Inc.*	9,440	327,002
Health Net, Inc.*	16,775	640,134
		1,188,208

MEDICAL TECHNOLOGIES-12.4%
Abbott Laboratories	8,900	436,189
Advanced Neuromodulation Systems, Inc.*	3,700	146,816
Ariad Pharmaceuticals, Inc.*	100,125	666,832
Cyberonics, Inc.	4,700	203,933
Durect Corp.*	194,100	987,969
Henry Schein, Inc.*	7,330	304,342
Impax Laboratories, Inc.*	12,500	196,250
Laboratory Corp. of America Holdings*	16,000	798,400
MedImmune, Inc.*	41,800	1,116,896
Merit Medical Systems, Inc.*	21,940	338,095
Millipore Corp.*	4,290	243,372
Perrigo Co.	24,950	347,803
Pfizer, Inc.	14,650	404,047
PSS World Medical, Inc.*	79,900	994,755
Priority Healthcare Corp., Class B*	21,725	550,946
Varian Medical Systems, Inc.*	9,330	348,289
Wright Medical Group, Inc.*	8,400	224,280
		8,309,214

MINING-0.7%
CONSOL Energy, Inc.	8,950	479,541

OFFICE/BUSINESS EQUIPMENT-1.5%
Xerox Corp.*	72,300	997,017

OIL & GAS EXPLORATION-3.8%
Denbury Resources, Inc.*	19,000	755,630
Houston Exploration Co. (The)*	7,170	380,368
InterOil Corp.*	5,500	149,490
Newpark Resources, Inc.*	98,425	738,188
XTO Energy, Inc.	15,433	524,568
		2,548,244

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
ALPHA FUND
Portfolio of Investments (Continued)
June 30, 2005

	SHARES	VALUE
PUBLISHING & BROADCASTING-5.7%
4Kids Entertainment, Inc.*	33,100	$658,028
Bowne & Co., Inc.	49,500	715,770
Dex Media, Inc.	525	12,815
R. R. Donnelley & Sons Co.	18,900	652,239
Time Warner, Inc.*	64,000	1,069,440
Viacom Inc., Class A	7,600	244,872
Viacom Inc., Class B	14,500	464,290
		3,817,454
RETAIL-8.6%
AnnTaylor Stores Corp.*	14,400	349,632
Dollar Tree Stores, Inc.*	30,210	725,040
Family Dollar Stores, Inc.	14,560	380,016
Guitar Center, Inc.*	4,550	265,584
Hasbro, Inc.	34,675	720,893
Home Depot, Inc. (The)	26,600	1,034,740
Rent-A-Center, Inc.*	19,575	455,902
Ruby Tuesday, Inc.	15,550	402,745
Tiffany & Co.	15,940	522,194
Tuesday Morning Corp.	13,950	439,704
Tractor Supply Co.*	9,240	453,684
		5,750,134
STEEL PIPE & TUBE-1.9%
Shaw Group, Inc. (The)*	31,200	671,112
Western Silver Corp.*	71,600	622,920
		1,294,032
TELECOMMUNICATIONS-1.6%
Broadwing Corp.*	147,600	681,912
Plantronics, Inc.	11,240	408,686
		1,090,598
TRANSPORTATION-1.0%
AirTran Holdings, Inc.*	73,500	678,405

TRAVEL, LEISURE & RECREATION-1.1%
Sunterra Corp.*	44,100	714,861

WASTE MANAGEMENT-0.7%
Stericycle, Inc.*	9,110	458,415

WIRE & CABLE PRODUCTS-0.9%
General Cable Corp.*	39,675	588,380

TOTAL COMMON STOCKS
(Cost-$50,342,455)		62,971,060

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
ALPHA FUND
Portfolio of Investments (Concluded)
June 30, 2005

	SHARES	VALUE

WARRANTS-0.0%
FINANCE & FINANCIAL SERVICES
Imperial Credit Industry*(A), expiring 01/31/08	4,760	-
(Cost-$0)

	PAR
SHORT-TERM INVESTMENTS-5.5%	(000)
Wilmington Trust Prime Money Market Fund
07/01/05 2.804%	$3,661	$3,661,441

TOTAL SHORT-TERM INVESTMENTS
(Cost-$3,661,441)		3,661,441

TOTAL INVESTMENTS-99.7%
(Cost-$54,003,896)		66,632,501

OTHER ASSETS IN EXCESS OF LIABILITIES-0.3%		226,261

NET ASSETS-100.0%		$66,858,762

* Non-income producing securities
(A) Fair valued by management
ADR- American Depository Receipt

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
INTERNATIONAL ALPHA FUND
Portfolio of Investments
June 30, 2005

		VALUE
	SHARES	(US Dollars)
COMMON STOCK-93.6%
AUSTRALIA-6.9%
Ansell, Ltd.	29,500	$225,762
Aristocrat Leisure, Ltd.	43,520	384,807
Baycorp Advantage, Ltd.	168,600	389,400
Billabong International, Ltd.	25,300	262,852
Sonic Healthcare, Ltd.	27,200	260,615
Toll Holdings, Ltd.	64,385	640,949
UNiTAB, Ltd.	23,125	251,184
		2,415,569
AUSTRIA-1.0%
Wienerberger AG	7,290	338,641

CAYMAN ISLANDS-0.3%
Hopewell Highway Infrastructure, Ltd.	120,500	86,810

DENMARK-0.6%
Jyske Bank A/S*	4,400	193,362

FINLAND-0.7%
Nokian Renkaat Oyj	12,800	233,375

FRANCE-6.8%
BNP Paribas SA	5,100	350,085
Neopost SA	7,070	622,691
Orpea*	4,400	195,230
Publicis Groupe	19,000	561,949
Sanofi-Aventis	2,657	218,414
SR Teleporformance	8,450	246,237
Zodiac SA	3,520	189,168
		2,383,774
GERMANY-7.8%
AWD Holding AG	8,280	348,341
Bayerische Motoren Werke AG	16,700	762,822
Henkel KGaA	4,950	416,915
K+S AG	5,540	307,047
MLP AG	20,700	387,185
Rheinmetall AG	6,710	338,100
Wincor Nixdorf AG	2,080	170,001
		2,730,411
IRELAND-8.0%
Anglo Irish Bank Corp. plc	70,200	871,126
Bank of Ireland	52,500	852,966
Grafton Group plc	33,270	385,062
Kingspan Group plc	58,200	687,690
		2,796,844
ITALY-7.4%
Azimut Holding SpA	31,330	194,769
Banco Popolare di Verona	15,800	269,327
Geox SpA	35,130	293,459
Hera SpA	95,640	266,599
Interpump Group SpA	121,600	780,978
Lottomatica SpA	5,465	178,241
Societa Iniziative Autostradali e Servizi SpA	26,635	366,634
Tod's SpA	4,760	227,224
		2,577,231

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
INTERNATIONAL ALPHA FUND
Portfolio of Investments (Continued)
June 30, 2005

		VALUE
	SHARES	(US Dollars)
JAPAN-4.4%
HONDA MOTOR CO., Ltd.	11,000	$543,002
MEITEC CORP.	8,600	264,651
Takeda Pharmaceutical Co., Ltd.	14,800	734,591
		1,542,244
NETHERLANDS-6.3%
Axalto Holding N.V.*	9,545	288,199
Euronext N.V.	21,000	711,610
Fugro N.V.	16,240	404,034
Heijmans N.V.	6,500	304,933
Koninklijke BAM Groep N.V.	4,350	288,332
OPG Groep N.V.	2,750	192,267
		2,189,375

NORWAY-3.9%
Fred Olsen Energy ASA*	23,200	592,615
Tandberg Television ASA*	33,200	412,601
TGS Nopec Geophysical Co. ASA*	13,200	354,339
		1,359,555
SINGAPORE-2.2%
Cosco Corp., Ltd.	301,000	346,080
Jurong Technologies Industrial Corp., Ltd.	196,000	204,445
StarHub Ltd.*	191,000	207,153
		757,678
SOUTH KOREA-6.3%
Kookmin Bank	10,400	473,459
Lotte Chilsung Beverage Co., Ltd.	621	538,380
Lotte Confectionary Co., Ltd.	660	459,797
SK Telecom Co., Ltd.	4,200	739,623
		2,211,259
SPAIN-3.4%
Enagas	11,460	203,255
Fadesa Inmobiliaria S.A.	14,170	405,715
Grupo Ferrovial S.A.	3,100	200,036
Indra Sistemas S.A.	19,435	385,171
		1,194,177
SWITZERLAND-11.0%
Givaudan S.A.	515	299,690
Gurit-Heberlein AG	830	588,276
Hiestand Holding AG	250	196,901
Julius Baer Holding AG, B Shares	9,650	590,555
Kuehne & Nagel International AG	2,380	505,316
Lindt & Spruengli AG	11	168,679
Nestle S.A.	2,200	563,266
Nobel Biocare Holding AG	3,030	614,940
Ypsomed Holding AG*	2,650	303,040
		3,830,663
TURKEY-0.9%
Dogan Sirketler Grubu Holdings A.S.*	124,800	313,986

UNITED KINGDOM-15.7%
Aegis Group plc	183,500	327,267
Cadbury Schweppes plc	53,300	509,211
Carpetright plc	36,000	628,500
Diageo plc ADR	45,500	671,205
Enodis plc*	238,600	493,965

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
INTERNATIONAL ALPHA FUND
Portfolio of Investments (Concluded)
June 30, 2005

		VALUE
UNITED KINGDOM (Continued)	SHARES	(US Dollars)

GlaxoSmithKline plc	35,200	$852,397
Homeserve plc	13,000	231,852
Michael Page International plc	83,000	300,892
Northgate plc	28,160	458,313
PartyGaming plc*	65,190	174,105
Signet Group plc	250,000	487,319
Vodafone Group plc	138,000	336,404
		5,471,430

TOTAL COMMON STOCK		32,626,384
(Cost-$27,108,298)

RIGHTS-0.0%
ITALY-0.0%
SIAS SpA Rights, Expiring 7/1/05, 10.50 EUR*	26,635	$9,967

TOTAL RIGHTS		9,967
(Cost-$0)
	PAR
SHORT-TERM INVESTMENTS-5.7%	(000)
Wilmington Trust Prime Money Market Fund
07/01/05 2.804%	1,991	$1,990,849

TOTAL SHORT-TERM INVESTMENTS
(Cost-$1,990,849)		1,990,849

TOTAL INVESTMENTS-99.3%
(Cost-$29,099,147)		34,627,200

OTHER ASSETS IN EXCESS OF LIABILITIES-0.7%		226,053

NET ASSETS-100.0%		$34,853,253

ADR-American Depository Receipt
* Non-income producing securities

EUR- Euro

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
REMS REAL ESTATE VALUE OPPORTUNITY FUND
Portfolio of Investments
June 30, 2005

	SHARES	VALUE
LONG POSITIONS-108.6%
COMMON STOCKS-75.0%

APARTMENTS-7.8%
Archstone-Smith Trust	22,900	$884,398
Camden Property Trust**	18,400	989,000
Post Properties, Inc.**	40,900	1,476,899
		3,350,297

DIVERSIFIED-17.9%
Duke Realty Corp.	26,800	848,488
Florida East Coast Industries, Inc., Class B1	26,900	1,164,770
iStar Financial, Inc.**	24,123	1,003,275
Liberty Property Trust**	32,600	1,444,506
PS Business Parks, Inc.	12,700	564,515
Rayonier, Inc.**	16,300	864,389
Sizeler Property Investors, Inc.**	72,100	951,720
Trammell Crow Co.*[1]	34,900	845,976
		7,687,639
FORESTRY-1.2%
Deltic Timber Corp.[1]	13,600	517,208

HEALTH CARE-2.6%
Senior Housing Properties Trust	58,000	1,096,780

HOTELS/RESORTS-9.4%
Boykin Lodging Co.*	113,600	1,522,240
DiamondRock Hospitality Co.	72,900	823,770
Host Marriott Corp.**	50,800	889,000
La Quinta Corp.*[1]	87,100	812,643
		4,047,653

MANUFACTURED HOMES -2.6%
Sun Communities, Inc.**	30,200	1,123,138

OFFICE PROPERTY-14.6%
Arden Realty, Inc.	40,300	1,449,994
Crescent Real Estate Equities Co.	54,900	1,029,375
CRT Properties, Inc.	55,500	1,515,150
Government Properties Trust, Inc.	117,400	1,141,128
Trizec Properties, Inc.**	56,200	1,156,034
		6,291,681

REGIONAL MALLS-2.6%
Taubman Centers, Inc.**	33,200	1,131,788

SHOPPING CENTERS-13.4%
Acadia Realty Trust	60,000	1,119,000
Kite Realty Group Trust**	76,100	1,141,500
Ramco-Gershenson Properties Trust**	47,400	1,387,872
Tanger Factory Outlet Centers, Inc.**	45,300	1,219,929
Urstadt Biddle Properties, Class A	50,500	874,660
		5,742,961

STORAGE-2.9%
Monmouth Real Estate Investment Corp., Class A	85,342	712,606
Public Storage, Inc., Dep Shares A**	19,375	549,281
		1,261,887
TOTAL COMMON STOCKS
(Cost-$25,108,728)		32,251,032

CANADA-2.0%
REAL ESTATE MANAGEMENT-2.0%
Boardwalk Real Estate Investment Trust	54,200	867,341

TOTAL CANADIAN STOCKS		867,341
(Cost-$852,059)
The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
REMS REAL ESTATE VALUE OPPORTUNITY FUND
Portfolio of Investments (Continued)
June 30, 2005

	SHARES	VALUE
PREFERRED STOCKS-31.6%

APARTMENTS-2.2%
Apartment Investment & Management Co. 8.750% D	14,000	$351,400
Colonial Properties Trust 8.125% D**	8,600	225,750
Mid-America Apartment Communities 8.300% H	13,900	361,400
		938,550

DIVERSIFIED-8.5%
Capital Automotive REIT 7.500% A**	21,600	548,640
Colonial Properties Trust 7.620% E	8,800	215,600
Crescent Real Estate Equities Co. 6.750% A**	19,400	413,414
Duke Realty Corp 6.600% L**	17,600	440,528
iStar Financial, Inc. 8.000% D	10,300	260,693
iStar Financial, Inc. 7.650% G	14,000	357,000
Lexington Corporate Properties Trust 8.050% B**	13,600	358,360
Sizeler Properties Investment 9.750% B	15,600	417,300
Trustreet Properties, Inc. 7.720% A	27,600	657,984
		3,669,519

HEALTH CARE-0.8%
Health Care REIT, Inc. 7.875% D**	13,800	354,384

HOTELS-2.8%
FelCor Lodging Trust, Inc. 7.800% A**	15,000	366,450
Sunstone Hotel Investors 8.000% A	17,100	440,325
Winston Hotels, Inc. 8.000% B**	14,100	362,300
		1,169,075

INDUSTRIAL PROPERTY-0.8%
PS Business Parks, Inc. 8.750% F **	13,100	345,054

MORTGAGE -2.2%
Annaly Mortgage Management 7.875% A	22,100	559,130
MFA Mortgage Investment, Inc. 8.500% A**	14,800	384,800
		943,930
OFFICE PROPERTY-7.7%
Alexandria Real Estate 8.375% C	16,900	445,991
Brandywine Realty Trust 7.500% C	17,100	428,355
Cousins Properties, Inc. 7.750% A**	16,700	429,190
Glenborough Realty Trust, Inc. 7.750% A	7,982	201,625
Highwoods Properties 8.000% B**	17,300	435,095
Kilroy Realty Corp. 7.500% F**	18,300	464,820
Maguire Properties, Inc. 7.625% A**	21,600	546,048
SL Green Realty Corp. 7.625% C	13,900	355,840
		3,306,964

REGIONAL MALLS-3.2%
CBL & Associates Properties 7.750% C**	13,700	376,065
Simon Property Group, Inc. 7.890% G	4,400	236,632
Taubman Centers, Inc. 8.300% A**	20,000	504,800
Taubman Centers, Inc. 8.000% G	10,000	256,500
		1,373,997

SHOPPING CENTERS-3.4%
Developer Diversified Realty 8.000% G	8,600	223,600
Developer Diversified Realty 7.375% H	15,500	392,770
Saul Centers, Inc. 8.000% A**	16,000	419,040
Urstadt Biddle Properties, Inc. 7.500% D	16,800	433,440
		1,468,850

TOTAL PREFERRED STOCKS
(Cost-$13,255,529)		13,570,323

TOTAL LONG POSITIONS
(Cost-$39,216,316)		46,688,696

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
REMS REAL ESTATE VALUE OPPORTUNITY FUND
Portfolio of Investments (Concluded)
June 30, 2005
	SHARES	VALUE
SECURITIES SOLD SHORT-(18.3%)
COMMON STOCK-(7.1%)

APARTMENTS-(0.3%)
Apartment Investment & Management Co.	(3,200)	$(130,944)

DIVERSIFIED-(0.5%)
Lexington Corporate Properties Trust	(9,400)	(228,514)

INVESTMENT MANAGEMENT-(1.1%)
Cohen & Steers, Inc.[1]	(23,800)	(490,518)

MORTGAGE-(1.5%)
Accredited Home Lenders Holding Co.*[1]	(10,000)	(440,000)
Saxon Capital, Inc.	(12,500)	(213,375)
		(653,375)
REGIONAL MALLS-(1.6%)
Mills Corp. (The)	(3,700)	(224,923)
General Growth Properties, Inc.	(11,000)	(451,990)
		(676,913)
RESIDENTIAL CONSTRUCTION-(2.1%)
D.R. Horton, Inc.[1]	(11,933)	(448,800)
KB Home[1]	(5,900)	(449,757)
		(898,557)

TOTAL COMMON STOCK		(3,078,821)
(Proceeds-$2,716,822)

INVESTMENT COMPANY-(11.2%)
EXCHANGE TRADED FUNDS-(11.2%)
iShares Dow Jones U.S. Real Estate Index Fund[1]	(75,600)	(4,808,160)

TOTAL INVESTMENT COMPANY		(4,808,160)
(Proceeds-$4,422,958)

TOTAL SECURITIES SOLD SHORT
(Proceeds-$7,139,780)		(7,886,981)

NET INVESTMENTS IN SECURITIES
(Cost-$32,076,536)		38,801,715

OTHER ASSETS IN EXCESS OF LIABILITIES-9.7%		4,172,675

NET ASSETS-100.0%		$42,974,390

* Non-income producing securities
** All or a portion of position is segregated as collateral for securities sold short. The segregated market value of collateral is $21,652,546
[1] Non-REIT Security REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
Statements of Assets and Liabilities
At June 30, 2005

	Alpha Fund	International Alpha Fund	REMS Real Estate Value-Opportunity Fund*
Assets
Investments, at value (cost-$54,003,896, $29,099,147 and
$39,216,316, respectively)	$66,632,501	$34,627,200	$46,688,696
Unrealized gain on foreign currency exchange contracts	-	192,277	-
Deposits with brokers for securities sold short	-	-	4,246,527
Receivable for fund shares sold	460,000	-	-
Receivable from broker	15,362	5,553	57,842
Receivable for investments sold	949,002	796,992	709,635
Dividends and interest receivable	18,188	73,441	286,892
Unrealized FX gain/(loss)	-	(2,912)	-
Reclaims receivable	-	41,080	-
Prepaid expenses and other assets	11,172	8,683	11,284

Total assets	68,086,225	35,742,314	52,000,876

Liabilities
Securities sold short (proceeds $7,139,780)	-	-	7,886,981
Bank overdraft	-	-	149,617
Payable for investments purchased	1,122,083	811,927	870,968
Payable for fund shares redeemed	-	-	35,320
Due to custodian	-	-	7,623
Payable for investment sub-advisory/management fees/expense recoup	51,235	26,064	46,755
Payable for professional fees	17,125	9,683	5,070
Payable for trustee fees	8,223	2,135	1,115
Accrued expenses payable and other liabilities	28,797	39,252	20,657
Payable for dividends on securities sold short, if any	-	-	2,380

Total liabilities	1,227,463	889,061	9,026,486

Net Assets	$66,858,762	$34,853,253	$42,974,390

Net Assets
Capital stock (Class Y shares of beneficial interest issued
and outstanding, unlimited shares authorized, no par value)	$5,499	$2,750	$2,772
Additional paid-in capital	46,251,500	32,686,271	34,488,964
Accumulated net investment income/(loss)	-	178,821	(927,619)
Accumulated net realized gain/(loss) from investments
and foreign currency transactions	7,973,158	(3,732,007)	2,685,094
Net unrealized appreciation on investments and foreign
currency translation	12,628,605	5,717,418	7,472,380
Net unrealized depreciation on investments sold short, if any	-	-	(747,201)

Net assets applicable to shares outstanding	$66,858,762	$34,853,253	$42,974,390

Shares outstanding	5,499,065	2,749,758	2,771,726

Net asset value, offering and redemption price per share	$12.16	$12.68	$15.50
(Net assets/shares outstanding = net asset value)

* Formerly known as Hillview/REMS Leveraged REIT Fund. Name change effective on October 28, 2004

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
Statements of Operations

	Alpha Fund	International Alpha Fund	REMS Real Estate Value-Opportunity Fund*
	For the	For the	For the
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2005	June 30, 2005	June 30, 2005

Investment Income
Dividends and reclaims	$587,050	$881,512 **	$1,499,985 **
Interest	38,579	25,918	19,921

Investment Income	625,629	907,430	1,519,906

Expenses
Advisory and sub-advisory fees	903,717	404,396	387,769
Management Fees	-	-	96,942
Administration and accounting fees	130,488	102,297	79,125
Professional fees	97,747	44,242	59,665
Custodian fees	37,396	61,962	14,534
Transfer agent fees	48,024	39,948	52,895
Trustee fees	50,367	28,538	24,964
Insurance	7,613	3,454	2,631
Printing	5,328	2,339	1,637
Federal and state registration fees	10,837	10,576	7,892
Dividend expense, if any	-	-	229,763
Interest expense, if any	-	-	51,093
Other	1,200	1,200	700

Total expenses before waivers	1,292,717	698,952	1,009,610
Less: net waivers and advisor recoupments	(197,718)	(77,019)	48,900
Less: fees paid indirectly (Note 7)	(29,788)	(18,844)	(62,832)

Net expenses after waivers	1,065,211	603,089	995,678

Net investment income/(loss)	(439,582)	304,341	524,228

Net realized and unrealized gain/(loss) on investments,
foreign currency transactions and securities sold short
Net realized gain/(loss) on:
Investments	9,903,858	4,415,666	3,332,867
Foreign currency transactions, if any	-	(92,168)	-
Securities sold short, if any	-	-	(1,003,919)

Net change in unrealized appreciation/(depreciation) on:
Investments	(3,477,349)	(579,715)	4,625,305
Foreign currency transactions, if any	-	(4,629)	-
Securities sold short, if any	-	-	(707,830)

Net realized and unrealized gain on investments,
foreign currency transactions and securities sold short	6,426,509	3,739,154	6,246,423

Net increase in net assets resulting
from operations	$5,986,927	$4,043,495	$6,770,651

* Formerly known as Hillview/REMS Leveraged REIT Fund. Name change effective on October 28, 2004
** Net of foreign withholding taxes of $76,382 for Hillview International Alpha Fund and $516 for REMS Real Estate Value-Opportunity Fund

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
Statements of Changes in Net Assets

	Alpha Fund

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Increase/(decrease) in net assets resulting
from operations
Net investment income/(loss)	$(439,582)	$(507,434)
Net realized gain on investments, foreign currency
transactions, and securities sold short	9,903,858	16,370,612
Net change in unrealized appreciation/(depreciation)
on investments, foreign currency transactions and
securities sold short	(3,477,349)	7,001,526

Net increase in net assets resulting from operations	5,986,927	22,864,704

Dividends and distributions to shareholders from:
Net investment income	-	-
Net realized capital gains	(5,594,192)	-
Return of capital	-	-

Total dividends and distributions to shareholders	(5,594,192)	-

Capital Share Transactions (1):
Proceeds from shares issued	3,875,334	6,225,337
Shares issued from reinvestment of cash distributions	5,519,323	-
Cost of shares redeemed	(33,604,887)	(13,288,179)

Net increase/(decrease) in net assets derived
from capital share transactions	(24,210,230)	(7,062,842)

Total increase/(decrease) in net assets	(23,817,495)	15,801,862

Net assets
Beginning of year	90,676,257	74,874,395

End of year (including accumulated net investment income/	$66,858,762	$90,676,257
(loss) of $0 and $(507,434), respectively for
Alpha Fund, $178,821 and $(77,719), respectively for
International Alpha Fund and $(927,619) and $(524,238),
respectively for REMS Real Estate Value Opportunity Fund)

(1) Capital Shares Issued and Redeemed:
Beginning Balance	7,581,232	8,157,400
Shares issued	327,953	576,554
Shares issued from reinvestment of cash distributions	450,925	-
Shares redeemed	(2,861,045)	(1,152,722)
Net increase/(decrease)	(2,082,167)	(576,168)
Ending Balance	5,499,065	7,581,232

* Formerly known as Hillview/REMS Leveraged REIT Fund. Name change effective on October 28, 2004

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
Statements of Changes in Net Assets

International		REMS Real Estate
Alpha Fund		Value-Opportunity Fund*

For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004

$304,341	$48,622	$524,228	$311,249

4,323,498	2,490,266	2,328,948	2,796,850

(584,344)	7,021,112	3,917,475	811,979

4,043,495	9,560,000	6,770,651	3,920,078

	-	(927,609)	(500,933)
	-	(1,790,939)	(668,697)
	-	(618,647)	(329,686)

	-	(3,337,195)	(1,499,316)

3,273,264	8,356,897	29,923,247	5,070,201
	-	1,587,105	969,847
(12,870,129)	(3,424,124)	(16,519,613)	(6,306,158)

(9,596,865)	4,932,773	14,990,739	(266,110)

(5,553,370)	14,492,773	18,424,195	2,154,652

40,406,623	25,913,850	24,550,195	22,395,543

$34,853,253	$40,406,623	$42,974,390	$24,550,195

3,553,267	3,098,371	1,735,829	1,756,534
273,617	779,979	2,052,076	365,193
	-	106,207	70,147
(1,077,126)	(325,083)	(1,122,386)	(456,045)
(803,509)	454,896	1,035,897	(20,705)
2,749,758	3,553,267	2,771,726	1,735,829

The accompanying notes are an integral part of the financial statements.

Hillview Investment Trust II
REMS Real Estate Value-Opportunity Fund*
Statement of Cash Flows
For the Fiscal Year Ended
June 30, 2005

Increase/(decrease) in Cash** --
Cash flows from operating activities:
Net increase in net assets from operations	$6,770,651
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities :
Purchase of investment securities***	(32,020,764)
Proceeds from disposition of investment securities***	20,089,571
Increase in dividends and interest receivable	(154,728)
Increase in receivables for securities sold	(587,454)
Increase in receivable from broker	(40,295)
Increase in prepaid assets	(3,967)
Increase in securities sold short	2,480,797
Increase in payable for securities purchased	333,235
Decrease in due to custodian	(3,163,851)
Decrease in interest/dividend payable	(32,970)
Increase in restricted cash	1,316,539
Increase in accrued expenses	12,365
Unrealized appreciation on securities	(4,625,305)
Net realized gain from investments and foreign currency transactions	(2,413,071)
Net cash used in operating activities	(12,039,247)

Cash flows from financing activities:
Proceeds from shares sold	30,423,247
Payments on shares redeemed	(16,484,293)
Cash distributions paid	(1,750,090)
Bank overdraft	(149,617)
Net cash provided by financing activities	12,039,247

Net increase in cash	-

Cash:
Beginning balance	-
Ending balance	$-

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distribution of $1,587,105.

* Formerly known as Hillview/REMS Leveraged REIT Fund. Name change effective on October 28, 2004.
** Includes cash and cash equivalents
*** Includes capital changes

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
Financial Highlights
	(For a share outstanding throughout each period)
	Alpha Fund

							For the Period
	For the	For the	For the		For the		September 1, 2000*
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended		Fiscal Year Ended		through
	June 30, 2005	June 30, 2004	June 30, 2003		June 30, 2002		June 30, 2001

Per Share Operating Performance
Net asset value, beginning of period	$11.96	$9.18	$9.14		$10.58		$12.00

Net investment (loss)(1)	(0.08)	(0.07)	(0.05	)(2)	(0.05	)(2)	(0.05	)(2)
Net realized and unrealized gain/(loss) on investments,
foreign currency transactions and securities sold short	1.11	2.85	0.09		(1.38)		(1.37)

Net increase/(decrease) in net assets resulting from operations	1.03	2.78	0.04		(1.43)		(1.42)

Dividends and distributions to shareholders from:
Net investment income	-	-	-		-		-
Net realized capital gains	(0.83)	-	-		(0.01)		-
Return of capital	-	-	-		-		-

Total dividends and distributions to shareholders	(0.83)	-	-		(0.01)		-

Net asset value, end of period	$12.16	$11.96	$9.18		$9.14		$10.58

Total return(3)	8.59%	30.28%	0.44%		(13.52)%		(11.83	)%(4)

Ratio/Supplemental Data
Net assets, end of period (000's omitted)	$66,859	$90,676	$74,874		$84,493		$103,909
Ratio of net expenses to average net assets(1)	1.35%	1.34%	1.52%		1.30%		1.38	%(5)
Ratio of gross expenses to average net assets	1.64%	1.59%	1.77%		1.64%		1.75	%(5)
Ratio of net investment loss to average net assets(1)	(0.56)%	(0.57)%	(0.59)%		(0.54)%		(0.52	)%(5)
Portfolio turnover rate	59%	80%	59%		104%		76%

* Commencement of operations
(1) Includes effects of waivers, reimbursements and fees paid indirectly.
(2) Calculated using average shares outstanding.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions.

(4) Not annualized.
(5) Annualized.

The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
Financial Highlights

	(For a share outstanding throughout each period)
	International Alpha Fund

					For the Period
	For the	For the	For the	For the	September 7, 2000*
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	through
	June 30, 2005	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001

Per Share Operating Performance
Net asset value, beginning of period	$11.37	$8.36	$9.22	$10.47	$12.00

Net investment income(1)	0.11	0.02	0.01 (2)	0.03 (2)	0.01
Net realized and unrealized gain on investments,
foreign currency transactions and securities sold short	1.20	2.99	(0.87)	(1.23)	(1.53)

Net increase in net assets resulting from operations	1.31	3.01	(0.86)	(1.20)	(1.52)

Dividends and distributions to shareholders from:
Net investment income	-	-	-	(0.05)	(0.01)
Net realized capital gains	-	-	-	-	-
Return of capital	-	-	-	-	-

Total dividends and distributions to shareholders	-	-	-	(0.05)	(0.01)

Net asset value, end of period	$12.68	$11.37	$8.36	$9.22	$10.47

Total return(2)	11.52%	36.01%	(9.33)%	(11.49)%	(12.65)%	(3)

Ratio/Supplemental Data
Net assets, end of period (000's omitted)	$34,853	$40,407	$25,914	$30,628	$37,873
Ratio of net expenses to average net assets(1)	1.58%	1.65%	2.04%	1.66%	1.63%	(4)
Ratio of gross expenses to average net assets	1.83%	1.90%	2.29%	2.24%	2.17%	(4)
Ratio of net investment income to average net assets(1)	0.80%	0.14%	0.15%	0.28%	0.93%	(4)
Portfolio turnover rate	95%	136%	82%	145%	76%

* Commencement of operations
(1) Includes effects of waivers, reimbursements and fees paid indirectly.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions.

(3) Not annualized.
(4) Annualized.
The accompanying notes are an integral part of the financial statements.

HILLVIEW INVESTMENT TRUST II
Financial Highlights
	(For a share outstanding throughout each period)
	REMS Real Estate Value-Opportunity Fund*

	For the	For the	December 16, 2002**
	Fiscal Year Ended	Fiscal Year Ended	through
	June 30, 2005	June 30, 2004	June 30, 2003

Per Share Operating Performance
Net asset value, beginning of period	$14.14	$12.75	$12.00

Net investment income (1)	0.31	0.18	0.23
Net realized and unrealized gain on investments,
foreign currency transactions and securities sold short	2.34	2.08	0.76

Net increase in net assets resulting from operations	2.65	2.26	0.99

Dividends and distributions to shareholders from:
Net investment income	(0.35)	(0.29)	(0.24)
Net realized capital gains	(0.70)	(0.39)	-
Return of capital	(0.24)	(0.19)	-

Total dividends and distributions to shareholders	(1.29)	(0.87)	(0.24)

Net asset value, end of period	$15.50	$14.14	$12.75

Total return(2)	19.26%	18.07%	8.37%	(3)

Ratio/Supplemental Data
Net assets, end of period (000's omitted)	$42,974	$24,550	$22,396
Ratio of net expenses to average net assets(1)	2.73%	3.26%	2.88%	(4)
Ratio of gross expenses to average net assets	3.29%	3.42%	3.65%	(4)
Ratio of net investment income to average net assets(1)	1.35%	1.30%	3.42%	(4)
Portfolio turnover rate	45%	84%	27%

* Formerly known as Hillview/REMS Leveraged REIT Fund. Name change effective on October 28, 2004.
** Commencement of operations
(1) Includes effects of waivers, reimbursements and fees paid indirectly.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions.
(3) Not annualized.
(4) Annualized.
The accompanying notes are an integral part of the financial statements.

Hillview Investment Trust II
Notes to Financial Statements
June 30, 2005

1.   Organization

Hillview Alpha Fund and Hillview International Alpha Fund are diversified series, along with REMS Real Estate Value-Opportunity Fund (formerly known as Hillview/REMS Leveraged REIT Fund; name change effective on October 28, 2004), a non-diversified series (collectively, the “Funds”) of Hillview Investment Trust II (the “Trust”), an open-end management investment company. The Trust is organized as a Delaware Statutory Trust. The Trust currently offers one class of shares, Class Y. Hillview Alpha Fund, Hillview International Alpha Fund and REMS Real Estate Value-Opportunity Fund commenced operations on September 1, 2000, September 7, 2000, and December 16, 2002, respectively.

2.   Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust.

Security Valuation - Each Fund’s securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available or may be deemed unreliable are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. With the approval of the Board of Trustees, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Hillview International Alpha Fund employs a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to apply fair valuation procedures approved by the Board of Trustees. At June 30, 2005, the Hillview Alpha Fund had one security fair valued.

Investment Transactions and Investment Income - Investment transactions are accounted for on the date on which the order to buy or sell is executed. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Funds are notified. Dividends declared on short positions existing on the record date shall be recorded on the ex-dividend date and included as an expense of the period.

Expenses - Expenses directly attributable to a Fund are charged to that Fund. Other expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations. The Funds separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

Forward Currency Contracts (Hillview International) - A Fund may enter into forward currency contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the foreign currency relative to the U.S. dollar. At June 30, 2005, the Fund sold the following foreign currency exchange contracts:

Hillview Investment Trust II
Notes to Financial Statements (Continued)
June 30, 2005

Settlement			Contracts to	In Exchange	Contracts	Unrealized
Month	Type		Receive	For	at Value	Gain
07/05	Buy	GBP	600,000	$ 1,074,980	$1,078,380	$3,400
07/05	Buy	GBP	500,000	895,782	903,700	7,918
11/05	Buy	GBP	200,000	357,134	368,880	11,746
12/05	Buy	GBP	200,000	357,096	380,300	23,204
12/05	Buy	GBP	100,000	178,537	189,070	10,533
11/05	Buy	CHF	900,000	709,646	776,263	66,617
11/05	Buy	CHF	500,000	394,279	430,923	36,644
11/05	Buy	CHF	400,000	315,550	347,765	32,215
						$192,277

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Dividends and Distributions - The Hillview Alpha Fund and the Hillview International Alpha Fund declare and pay dividends from net investment income, if any, at least annually to shareholders. The REMS Real Estate Value-Opportunity Fund pays dividends from net investment income quarterly. Distributions from net realized capital gains, if any, will be distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

Foreign Withholding Taxes - Income received from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States.

Short Sales - A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. Currently, the REMS Real Estate Value-Opportunity Fund engages in selling securities short. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash and securities deposited in a segregated account with the Fund’s custodian. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing of the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. At June 30, 2005, the value of securities sold short amounted to $7,886,981 against which collateral of $21,649,650 was held. The collateral includes the deposits with brokers for securities sold short and certain long-term investments held long as shown in the Portfolio of Investments.

When Issued - A security may be purchased on a when issued basis, which is a security that has been authorized, but not yet issued.

U.S. Federal Tax Status - No provision is made for U.S. federal income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and substantially all excise taxes. Therefore, no provision for federal income taxes or excise taxes have been made.

Hillview Investment Trust II
Notes to Financial Statements (Continued)
June 30, 2005

    Cash and Restricted Cash - REMS Real Estate Value-Opportunity Fund uses a major financial institution as its prime broker to process securities transactions and to provide custodial and other services. All are in the custody of the prime broker. Such cash balances include certain amounts of “restricted cash” consisting of proceeds from securities sold, not yet purchased. Cash balances maintained in the custody of the prime broker bear interest based on the prime rate.

Substantially all of the Fund’s cash and securities are either held as collateral by the prime broker against margin obligations or are deposited with the prime broker for safekeeping. The clearance agreements permit the prime broker to pledge or otherwise hypothecate the Fund’s investment securities subject to certain limitations. The prime broker may also sell such securities in limited instances where required collateral is not posted on a timely basis. These arrangements subject the Fund to concentration of credit risk with respect to the prime broker.

Contractual Obligations - The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

3.   Risks and Concentrations

The Hillview International Alpha Fund invests in foreign securities. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

The Funds’ concentrated approach involves the risk of increased volatility due to fewer holdings. Because each sub-adviser invests in a limited number of securities, changes in the market value of a single issuer could affect the Funds’ performance and net asset value more severely than if its holdings were more diversified. The Funds seek to reduce such risk through the use of multiple sub-advisers.

The REMS Real Estate Value-Opportunity Fund concentrates its assets in the real estate industry. An investment in the fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. The Fund also engages in selling securities short (see “Short Sales” section on prior page) and borrowing for leverage. The Fund has the ability to borrow funds only from banks (leverage) on a secured basis to invest in portfolio securities. REMS Group anticipates that, under normal circumstances the Fund will have a level of leverage of 10% or more of its net assets a majority of the time.
However, the Fund may have no leverage or less than 10% leverage for an extended period of time when REMS Group believes that leverage or leverage of 10% or more is not in the best interest of the Fund. Borrowings can be made only to the extent that the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowing). Currently, there is no balance owed on this leverage agreement with PFPC Trust. Total leverage for the year was $36,923.

Leverage creates an opportunity for increased income and capital appreciation, but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. To secure the Fund’s obligation on these loans, the Fund will pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent REMS Group from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the REMS Group to sell assets it would not otherwise choose to sell at that time.

Hillview Investment Trust II
Notes to Financial Statements (Continued)
June 30, 2005
To the extent the income or capital appreciation derived from securities purchased with Fund assets received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such Fund assets is not sufficient to cover the cost of leverage, the return on the funds available for distribution to shareholders will be reduced and less than they would have been if no leverage had been used. Nevertheless, REMS Group may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

4.   Transactions with Affiliates, Related Parties and Other

Pursuant to an investment management agreement between the Trust and Hillview Capital Advisors (the “Advisor”), the Advisor manages the Funds’ business and investment affairs. The Advisor serves as the investment manager for the Funds under the terms of its investment management agreements with the Trust (“Hillview Agreements”). For its services under the Hillview Agreements, the Advisor receives an annual fee of 0.25% of each Fund’s average daily net assets. The Advisor voluntarily agreed to waive its fee through June 30, 2005 for the Hillview Alpha Fund and the Hillview International Alpha Fund. The Advisor may be reimbursed up to the amount of any previous payments made on behalf of the funds, pursuant to the agreements provided that the payments are reimbursed within three years of the original payment date and the combination of the Fund's Other Expenses and such reimbursements do not exceed the foregoing limitations. This agreement expired June 30, 2005 for the Hillview International Alpha and Hillview Alpha Funds. If actual other expenses are less than the stated contractual cap, and the Advisor has recouped all eligible previous payments made, the Fund will be charged such lower expenses. The amounts subject to possible reimbursement, which have expired as of June 30, 2005, were $-0- and $33,477 for the Hillview Alpha Fund and the Hillview International Alpha Fund, respectively.

For the year ended June 30, 2005, the Advisor investment advisory/management fees, advisory waivers and advisory expense recoup were as follows:

Fund	Gross Advisory/Management Fees	Waivers	Net Advisory/ Management Fees	Expenses Recouped
Hillview Alpha Fund	$197,718	$(197,718)	--	--
Hillview International Alpha Fund	95,581	(95,581)	--	$18,562
REMS Real Estate Value-Opportunity Fund	96,942	--	$96,942	--

The Hillview Alpha Fund pays sub-advisory fees to the sub-advisers based on annual percentage rates of the value of the portion of the Hillview Alpha Fund’s portfolio managed by each sub-adviser. Harris Associates L.P. (“Harris”) receives an annual sub-advisory fee of 0.75% of the average daily net assets on the first $20 million of the portion of the Fund’s portfolio it manages, 0.60% of the average daily net assets on the next $55 million, and 0.55% thereafter. Pzena Investment Management LLC (“Pzena”) receives an annual sub-advisory fee of 1.00% of the average daily net assets of the first $30 million of the portion of the Fund’s portfolio it manages and 0.75% thereafter. Frontier Capital Management Company, LLC (“Frontier”) receives an annual sub-advisory fee of 1.00% of the average daily net assets of the first $25 million of the portion of the Fund’s portfolio it manages and 0.75% of the average daily net assets thereafter. Ironwood Capital Management, LLC (“Ironwood”) receives an annual sub-advisory fee of 0.75% of the average daily net assets of the first $25 million of the portion of the Fund’s portfolio it manages and 0.60% of the average daily net assets thereafter. Century receives an annual sub-advisory fee of 0.96% of the average daily net assets of the Fund’s portfolio it manages. For the year ended June 30, 2005 investment sub-advisory fees were $138,995, $201,081, $133,848, $101,755 and $130,320 for Harris, Pzena, Frontier, Ironwood and Century, respectively.

Hillview Investment Trust II
Notes to Financial Statements (Continued)
June 30, 2005

The Hillview International Alpha Fund pays sub-advisory fees to the sub-advisers based on annual percentage rates of the value of the portion of the Hillview International Alpha Fund’s portfolio managed by each sub-adviser. Harris receives an annual sub-advisory fee of 0.75% of the average daily net assets on the first $25 million of the portion of the Fund’s portfolio it manages, 0.70% of the average daily net assets of the next $25 million, 0.60% of the average daily net assets of the next $50 million and 0.50% of the average daily net assets thereafter. BPI Global Asset Management LLP (“BPI”) receives an annual sub-advisory fee of 0.80% of the average daily net assets on the first $20 million of the portion of the Fund’s portfolio it manages, 0.60% of the average daily net assets on the next $30 million it manages, 0.50% of the average daily net assets of the next $50 million it manages, and a negotiable rate on amounts greater than $100 million that it manages. Pinnacle Associates Ltd. (“Pinnacle”) receives an annual sub-advisory fee of 0.90% of the average daily net assets on the first $15 million of the portion of the Fund’s portfolio it manages, 0.675% of the average daily net assets of the next $15 million it manages, and 0.45% of the average daily net assets thereafter. For the year ended June 30, 2005, investment sub-advisory fees were $125,104, $72,604 and $111,107 for Harris, BPI and Pinnacle, respectively.

The REMS Real Estate Value-Opportunity Fund pays advisory fees to REMS Group pursuant to an investment advisory agreement with the Trust. Under the advisory agreement, the Advisor received a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund’s average daily net assets. Costs incurred in connection with the organization of the Trust amounted to $94,088 for the REMS Real Estate Value-Opportunity Fund and were assumed by Real Estate Management Services Group, LLC (“REMS Group”), the adviser to the Fund, prior to the commencement of operations. The organization costs of this Fund are subject to the expense limitation agreement described earlier in this note. For the year ended June 30, 2005, the advisory fee and advisory recoup were $387,769 and $48,900, respectively. As of June 30, 2005, the REMS Real Estate Value-Opportunity Fund owed management fees of $8,884 to the Advisor and advisory fees of $35,537 to REMS Group.

REMS Group, the adviser to the REMS Real Estate Value-Opportunity Fund has agreed to waive its fees and reimburse expenses to limit the expenses of the REMS Real Estate Value-Opportunity Fund so that total Fund operating expenses (not including brokerage commissions, taxes, interest, dividend expense on securities sold short and extraordinary expenses) (“Total Expenses”) shall not exceed 2.00% of the Fund’s average annual assets through October 31, 2004. REMS Group may be reimbursed the amount of any such payments provided that the payments are reimbursed within three years of the original payment date and the combination of the Fund’s Total Expenses and such reimbursements do not cause the expense ratio of the Fund to exceed 2.00% of the Fund’s average annual assets. If actual Total Expenses are less than 2.00% and REMS Group has recouped any eligible previous payments made, the Fund will be charged such lower expenses. The amount subject to possible organization cost recoup as of June 30, 2005 was $43,857 for the REMS Real Estate Value-Opportunity Fund. This agreement expires December 16, 2005.

As of June 30, 2005, one officer of the Advisor held less than 1% of the outstanding shares of the Hillview Alpha Fund.

PFPC Trust Company serves as custodian of the Fund’s assets and provides custodial services for the Fund’s. PFPC Inc. serves as administrator and accounting agent to the Fund’s and in that capacity provides certain accounting, record keeping, tax and investor related services. The Fund’s pay a monthly fee to the administrator based primarily upon average net assets, subject to a minimum monthly fee, and will reimburse certain of the administrator’s expenses. PFPC also acts as the Transfer Agent to the Fund’s.

Hillview Investment Trust II
Notes to Financial Statements (Continued)
June 30, 2005

5.  Investment in Securities

For the year ended June 30, 2005, aggregate purchases and sales of investment securities were as follows:

Fund	Investment Securities
	Purchases	Sales
Hillview Alpha Fund	44,646,752	74,812,316
Hillview International Alpha Fund	34,298,106	45,009,597
REMS Real Estate Value-Opportunity Fund*	32,020,764	20,089,571

* The amounts shown do not include purchases of $22,398,560 to cover short sales and proceeds of $23,167,608 from sales of short securities.

The Funds did not purchase or sell any long-term US Government securities during the year ended June 30, 2005.

6.  Shareholder Concentrations

All shareholders represent omnibus accounts, which are held on behalf of several individual shareholders with the exception of one shareholder in the REMS Real Estate Value-Opportunity Fund who holds 5.2%. As of June 30, 2005 three shareholders held approximately 97% of the outstanding shares of the Hillview Alpha Fund, two shareholders held approximately 96% of the outstanding shares of the Hillview International Alpha Fund, and seven shareholders held approximately 74% of the outstanding shares of the REMS Real Estate Value-Opportunity Fund.

7.  Commission Recapture Agreement

The Funds entered into an agreement with Fidelity Capital Markets (“FCM”), a brokerage services provider, on June 14, 2004, whereby a portion of the commissions from each Funds’ portfolio transactions would be used to reduce the operating expenses incurred by each Fund, including but not limited to custodial, transfer agent, administrative, legal, trustee, accounting and printing fees and expenses, and other expenses charged to a Fund by third-party service providers which are properly disclosed in the prospectus of the Fund. For the year ended June 30, 2005, the Funds received were $29,788, $18,844, and $62,832 for Hillview Alpha, Hillview International Alpha and REMS Real Estate Value-Opportunity Funds, respectively.

8.  Federal Income Tax Information

At June 30, 2005, for the Hillview Alpha and Hillview International Alpha Fund and at December 31, 2004, for the REMS Real Estate Value-Opportunity Fund, Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

Fund	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Hillview Alpha Fund	$54,164,761	$14,276,242	$(1,808,502)	12,467,740
Hillview International Alpha Fund	29,153,483	5,826,817	(160,823)	5,665,994
REMS Real Estate Value-Opportunity Fund	30,139,190	7,804,224	(228,166)	7,576,058

Hillview Investment Trust II
Notes to Financial Statements (Continued)
June 30, 2005
The tax year end for the REMS Real Estate Value-Opportunity Fund was December 31, 2004. At this time, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains
REMS Real Estate Value-Opportunity Fund	--	--

The tax year ends for the Hillview Alpha Fund and the Hillview International Alpha Fund are June 30, 2005. At this time, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains
Hillview Alpha Fund	$ 1,944,395	$ 6,189,628
Hillview International Alpha Fund	409,123	--

At June 30, 2004, the Funds had capital loss carryforwards available to offset future capital gains through the indicated expiration dates:

	Expiring June 30,
Fund	2011	2012	Total
Hillview International Alpha Fund	$ 3,650,582	$ 27,089	$ 3,677,671

Under Federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended June 30, 2005, the Alpha and International Funds incurred no post-October currency or capital losses. For the year ended December 31, 2004, the REMS Real Estate Value-Opportunity Fund incurred post-October capital losses of $127,547. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

The tax character of dividends and distributions paid during the last two fiscal years or periods were as follows:

Fund	Ordinary Income	Long-Term Gains	Return of Capital	Total
Hillview Alpha Fund
2004	--	$5,594,192	--	$5,594,192
2003	--	--	--	--
Hillview International Alpha Fund
2004	--	--	--	--
2003	--	--	--	--
REMS Real Estate Value-Opportunity Fund*
2004	$1,085,521	$1,251,997	$698,320	$3,035,838
2003	725,220	223,101	481,729	1,430,050
*Based on a December 31 tax year end

9.  Reclass of Capital Accounts

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset values of the Fund.

For the tax year ended December 31, 2004, the REMS Real Estate Value-Opportunity Fund recorded the following permanent reclassifications to increase/(decrease) the accounts listed below which arose primarily from non-deductible current net operating losses and investments in REITs:

Accumulated
	Undistributed	net realized	Additional
	net investment	gain/(loss)	Paid-in
	income (loss)	on investments	Capital

REMS Real Estate Value-Opportunity Fund	$1,451,205	$(284,817)	$(1,166,388)

For the tax year ended June 30, 2005, the Hillview Alpha and Hillview International Alpha Funds recorded the following permanent reclassifications to increase/(decrease) the accounts listed below. These differences arose primarily from non-deductible current net operating losses, treatment of foreign currency transactions, investments in passive foreign investment companies and investments in REITS.

		Accumulated	Accumulated
	Undistributed	net realized	net unrealized	Additional
	net investment	gain/(loss)	apprec/(deprec)	Paid-in
	income (loss)	on investments	on investments	Capital

Hillview Alpha Fund	$439,582	$(439,582)	-----	-----

Hillview International Alpha Fund	(92,168)	92,168	-----	-----

10.  Subsequent Events

At a Board meeting held on August 23, 2005, the Board approved a Liquidation and Dissolution Plan with respect to the Alpha Fund and the International Alpha Fund ("Liquidation Plan").  The Liquidation Plan provides that, as soon as reasonably practicable after (1) paying or otherwise providing for the payment of each Fund’s charges, taxes, expenses, and liabilities and (2) receiving releases, indemnities, and refunding agreements the Board deems necessary for its protection, the Board must cause each Fund’s remaining assets to be distributed in one or two (if necessary) distributions of cash to its shareholders of record as of a date the Board designates in redemption and cancellation of their Fund shares.  It is anticipated that the transaction will close by November 30, 2005.

At the August Board meeting, the Board also considered a proposal to reorganize the REMS Real Estate Value-Opportunity Fund as a new series of The World Funds, Inc. The proposed reorganization would involve (1) the assets and liabilities of the REMS Real Estate Value-Opportunity Fund being transferred to the new series in exchange solely for shares of the new series and (2) the shares of the new series received by the REMS Real Estate Value-Opportunity Fund being distributed by the REMS Real Estate Value-Opportunity Fund to its shareholders in complete liquidation of the REMS Real Estate Value-Opportunity Fund.  It is anticipated that such a transaction will be considered by the Board for approval during the Fund’s first fiscal quarter.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Hillview Investment Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hillview Investment Trust II (the “Funds”), comprising the Alpha Fund, International Alpha Fund and REMS Real Estate Value-Opportunity Fund as of June 30, 2005, and the related statements of operations and statement of cash flows for REMS Real Estate Value-Opportunity Fund for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods ended June 30, 2001, June 30, 2002 and June 30, 2003 were audited by other auditors whose report, dated August 26, 2003, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2005, the results of their operations and its cash flows for the year then ended, the changes in the net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 10 to the financial statements, the Board approved a liquidation and dissolution plan with respect to the Alpha Fund and International Alpha Fund. The Board also considered an approval to reorganize the REMS Real Estate Value-Opportunity Fund as a new series of The World Funds, Inc.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
August 24, 2005

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 342-6280.

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
DISINTERESTED TRUSTEES
Robert M. Bowen D.O.B.: 1/11/37 c/o Hillview Capital Advisors 700 The Times Building Ardmore, PA 19003 Trustee	• Indefinite-- until successor is elected · Since 11/2002	Mr. Bowen retired as a Manager of Consulting and Executive Vice President of Callan Associates, Inc. (global investment consulting) in 2001.	3	Director, Admirality Point Association (condominium association); Manager, Ivy Multi-Strategy Hedge Fund.
Richard D. Driscoll D.O.B.: 4/17/31 c/o Hillview Capital Advisors 700 The Times Building Ardmore, PA 19003 Trustee	• Indefinite -until successor is elected. • Since inception	Mr. Driscoll retired as Chairman and CEO of Bank of New England N.A. in 1990, after 33 years with the firm. He then served as President and Chief Executive Officer of the Massachusetts Bankers Association until 1997.	3	Chairman, Charlesbank Homes; Vice Chairman, Massachusetts Business Development Corp.; President, Holyhood Cemetery Association.
Richard W. Hutson D.O.B.: 9/30/38 c/o Hillview Capital Advisors 700 The Times Building Ardmore, PA 19003 Trustee	• Indefinite -until successor is elected. • Since inception	Mr. Hutson retired as a Senior Principal of Hewitt Associates LLC (consulting) in 1996, after 32 years with the firm.	3	Trustee, European Investors Inc. Realty Securities Trust; Director, Wells Manufacturing Co.; Director, Ball State University Foundation.
Robert W. Uek D.O.B.: 5/18/41 c/o Hillview Capital Advisors 700 The Times Building Ardmore, PA 19003 Trustee	• Indefinite -until successor is elected. • Since inception	Mr. Uek retired from PricewaterhouseCoopers LLP in 1999, where he had been a partner specializing in the investment management industry, and had served as Chairman of legacy Coopers & Lybrand’s Global Investment Management Industry Group.	3	Trustee, T.T. International Funds; Board of Overseers, New England Aquarium; Trustee, Anatolia College (Thessaloniki, Greece); Trustee, Pelican Bay Foundation; Trustee, Raymond Moore Foundation.

INTERESTED TRUSTEES
David M. Spungen (Managing Director of Hillview Capital Advisors) D.O.B.: 10/26/61 c/o Hillview Capital Advisors 700 The Times Building Ardmore, PA 19003 Trustee • President	• Indefinite -until successor is elected. • Since inception	Mr. Spungen is Managing Director of Hillview Capital Advisors. Prior to 1999, he was a Principal of CMS Companies (investment firm).	3	None
OFFICER(S) WHO ARE NOT TRUSTEES
Lisa Ploschke D.O.B.: 8/16/65 c/o Hillview Capital Advisors 700 The Times Building Ardmore, PA 19003 • Secretary	• Indefinite -until successor is elected. • 2/2004
Ms. Ploschke joined Hillview Capital Advisors in October 2003 as an Investment Administration and Operations Manager. From April 2000 to October 2003, she was a Financial Analyst for Xerox Services and from June 1999 to March 2000, she was an Office Manager/Administrative Assistant for Stein Feldman & Associates (accounting).

			N/A	N/A
Joseph A. Bracken D.O.B.: 10/20/66 c/o Hillview Capital Advisors 700 The Times Building Ardmore, PA 19003 • Vice President* • Treasurer	• Indefinite -until successor is elected. • 2/2005 • 6/2000	Mr. Bracken is Chief Operating Officer of Hillview Capital Advisors. Prior to April 1999, he was Director of Client Services of CMS Companies (investment firm).	N/A	N/A
Salvatore Faia, Esquire, CPA Vigilant Compliance Services, LLC 186 Dundee Drive, Suite 700 Williamstown, NJ 08094 DOB: 12/25/62 • Chief Compliance Officer	Indefinite-- until successor is elected • 10/2004
Senior Legal Counsel, PFPC Inc. from 2002 to 2004; Chief Legal Counsel, Corviant Corporation (Investment Adviser, Broker/Dealer and Service Provider to Investment Advisers and Separate Accountant Providers) from 2001 to 2002; Partner, Pepper Hamilton LLP (law firm) from 1997 to 2001.

			N/A	N/A

* At a meeting of the Board of Trustees of Hillview Investment Trust II (the “Trust”) held on February 11, 2005, Joseph A. Bracken was elected to serve as Vice President of the Trust, replacing Gary Sobelman.

OTHER MATTERS (UNAUDITED)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12- month period ended June 30, 2005, are available without charge, upon request, by calling (800) 660-9418 and on the Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the Commission for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Trust’s Forms N-Q will be available on the commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approvals of Investment Management and Sub-Advisory Agreements

At its February 2005 Board meeting, the Board of Trustees approved the continuation of the Trust’s investment management contracts with Hillview on behalf of each of the Alpha Fund, the International Alpha Fund and the REMS Real Estate Value-Opportunity Fund. Subsequently, in connection with a change in control of Hillview in March 2005, the investment management and sub-advisory agreements to which Hillview was a party all terminated and the Board, including the Independent Trustees, unanimously approved:

(1)	Interim and New Investment Management Contracts between the Trust, on behalf of the Funds, and Hillview (together with the former investment management contracts, the “Management Agreements”) and
(2)
New Sub-Advisory Agreements among the Trust, on behalf of the applicable Fund, Hillview and each sub-advisor (each a “Sub-Advisory Agreement” and together with the Management Agreements, the “Agreements”).

The terms and conditions of the New Investment Management Contracts and Sub-Advisory Agreements are substantially identical to the terms and conditions of the former agreements, except for their dates.

In approving each Agreement, the Board considered its overall fairness and whether the Agreement was in the best interest of the affected Fund. In this connection, the Board considered factors it deemed relevant with respect to each Fund, including: (1) the nature, scope and quality of the services provided by Hillview and each sub-adviser; (2) the reputation, qualification and background of Hillview and each sub-adviser, as well as the qualifications of their personnel and their financial condition; (3) the past performance of the sub-advisers as compared to an appropriate benchmark and/or peer group; (4) the level of the management and/or sub-advisory fees charged to the Funds; (5) the extent to which economies of scale are realized; (6) “fall-out” benefits to be realized by Hillview, each sub-adviser and/or their affiliates; and (7) the profitability of Hillview and, to the extent information was available, each sub-adviser under their respective Agreements. In connection with its deliberations, the Board requested and received information from Hillview and each sub-adviser with respect to the factors deemed relevant to each fund and met with senior representatives of Hillview to discuss the Agreements. The Independent Trustees were assisted by independent counsel during their deliberations. In considering the Agreements, the Board did not identify any single factor or information as all-important or controlling.

In examining the nature, scope and quality of the services to be provided by Hillview and each sub-adviser to the Funds, the Board considered Hillview’s and each sub-adviser’s experience in serving as an investment manager/sub-adviser for the Trust and for portfolios comparable to the Funds that they advise. The Board noted the responsibilities that Hillview has as investment manager to the Funds and each sub-adviser has as a sub-adviser to its Fund(s). In addition, the Board reviewed requested information

OTHER MATTERS (UNAUDITED) (CONCLUDED)

regarding each sub-adviser’s investment process. Further, the Board reviewed the performance of each sub-adviser relative to its benchmark and peer group.

In evaluating Hillview’s and each sub-adviser’s compensation, the Board noted that the fee rate payable under each Agreement was not changing. The Board also examined the fees to be paid by each Fund in light of: (1) fees charged by similar Funds that are advised by other investment managers/sub-advisers and (2) fees charged by the sub-advisers to similar portfolios that they manage. In this connection, the Board evaluated Hillview’s and, to the extent information was available, each sub-adviser’s costs and profitability in providing services to the Funds. In reviewing the cost of services which Hillview provides to the Alpha and International Alpha Funds, the Board considered that Hillview has agreed to continue to waive voluntarily its investment advisory fee for those Funds, noting the fact that all of the shareholders of the Alpha and International Alpha Funds are clients of Hillview and that those Funds were organized by Hillview as a vehicle for capturing specific asset classes for its clients in a cost-effective manner.

The Board also considered that the fee schedules in the Sub-Advisory Agreements contain breakpoints, which would allow economies of scale to be realized with Fund growth, although it recognized the limited distribution attempted on behalf of the Funds and the modest asset growth that could be expected over the short term.

In addition to reviewing the information above, the Trustees also considered matters relating to the possible effects on Hillview and the Funds of the change in control of Hillview. The Trustees discussed the new ownership structure of Hillview, including Hillview’s representations that its change in control would not change the investment approach or process used by it in managing the Funds. The Trustees further considered (1) Hillview’s representation that it expected the change in control to serve to stabilize its business and to provide resources for future growth, and (2) Hillview’s representation that it believed that the new structure would help it attract and retain additional well-qualified personnel. Furthermore, the Board considered the commitment of Hillview to pay the expenses of the Funds in connection with the change in control so that the shareholders of the Funds would not have to bear such expenses.

Based on these considerations, the Board was satisfied, with respect to each Fund, that: (1) the Fund was reasonably likely to continue to benefit from Hillview’s and each sub-adviser’s services; and (2) Hillview and each sub-adviser have the resources to provide the services and to carry out their responsibilities under their respective Agreements. The Board also concluded that Hillview’s and each sub-adviser’s compensation from the Funds is fair and reasonable, that the performance of each of the sub-advisers has been reasonable and that approving the agreements would be in the best interest of the funds. Based on the foregoing, the Board, including the Independent Trustees, approved the Agreements.

At a special meeting of the shareholders of the Trust held on August 12, 2005, shareholders of the Alpha Fund, the International Alpha Fund and the REMS Real Estate Value-Opportunity Fund approved the new investment management contracts with Hillview.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of directors has determined that Robert W. Uek is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $51,000 for 2004 and $61,500 for 2005.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $3,300 for 2004 and $2,700 for 2005.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2004 and $0 for 2005.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2005.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

In accordance with Registrant's Audit Committee Charter:

Before an auditor is engaged by the Fund to render audit services, the Committee shall review and approve the engagement; The Committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Fund employ its auditor to render "permissible non-audit services" to the Fund. (A "permissible non-audit service" is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation.) The Committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund (an "Adviser-affiliated service provider"), employ the Fund's auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Fund. As a part of its review, the Audit Committee shall consider whether the provision of such services is consistent with the auditor's independence (see also "Delegation" below); Permitted non-audit services are not required to be pre-approved in accordance with this section, provided:

1. such services were not recognized by the Fund at the time of the engagement to perform non-audit services and such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below); and

2. with respect to the Fund, the aggregate amount of all such permissible non-audit services provided to the Fund constitutes no more than 5% of the total amount of revenues paid to the auditor by the Fund during the fiscal year in which the services are provided; and

3. with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Fund, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

Delegation. The Committee may, by resolution, delegate to one or more of its members ("Delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the Fund, or the provision of non-audit services to the Adviser or any Adviser-affiliated service provider, provided that the cost of such services does not exceed $10,000. Any pre-approval determination made by a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the appropriate officers of the Fund, who will ensure that the appropriate disclosure is made in the Fund's periodic reports and other documents as required under the federal securities laws. The Committee is also authorized to hire such staff, consultants or experts as it may determine are required to assist it in carrying out its responsibilities.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) Not applicable.

(d) Not applicable.

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hillview Investment Trust II

By (Signature and Title)*	/s/ David M. Spungen
David M. Spungen, President
(principal executive officer)

Date	September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David M. Spungen
David M. Spungen, President
(principal executive officer)

Date	September 6, 2005

By (Signature and Title)*	/s/ Joseph A. Bracken
Joseph A. Bracken, Treasurer
(principal financial officer)

Date	September 6, 2005

* Print the name and title of each signing officer under his or her signature.